UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2016
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s 2016 Annual Meeting of Shareholders was held on May 26, 2016. At the meeting, the Company’s shareholders:

(1)	elected Barbara Bradley Baekgaard, Richard Baum, Patricia R. Miller, and Frances P. Philip to serve as Class III directors of the Company’s board of directors; and
(2)	ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017.
Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Barbara Bradley Baekgaard	32,480,821	1,138,704	1,865,296
Richard Baum	32,362,336	1,257,189	1,865,296
Patricia R. Miller	31,787,779	1,831,746	1,865,296
Frances P. Philip	26,233,835	7,385,690	1,865,296

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
35,460,401	22,236	2,184	1,865,296

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: June 1, 2016	/s/ Sheryl Miller
Sheryl Miller Vice President – Corporate Controller